SECURITIES AND EXCHANGE COMMISSION

                               Washington, D.C. 20549

                                       FORM 8-K

                                   CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of the

                            Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported) June 28, 2002


                           VISKASE COMPANIES, INC.
           ------------------------------------------------------
           (Exact name of registrant as specified in its charter)



       Delaware                     0-5485                       95-2677354
-------------------------------    --------                      ----------
(State or other jurisdiction of   (Commission                     (I.R.S.
 incorporation or organization)     File No.)                     Employer
                                                                Identification
                                                                      No.)


625 Willowbrook Centre Parkway, Willowbrook, Illinois     60527
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(Address of principal executive offices)                (Zip Code)


Registrant's telephone number, including area code: (630) 789-4900
                                                    --------------











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                                    Page 1 of 3


Item 5. - Other Events
          ------------

Viskase Corporation (Viskase), a wholly-owned subsidiary of Viskase Companies, Inc. (Company), executed a Forbearance and Consent Agreement (Agreement) between Viskase and General Electric Capital Corporation (GECC), whereby GECC, Viskase's equipment lessor, has agreed to forbear until November 30, 2002, subject to certain conditions, from exercising its rights and remedies because of any default or event of default under any lease documents arising from (i) Viskase's failure to meet the Fixed Charge Coverage Ratio for the fiscal quarters ended March 31, 2002, June 30, 2002 and September 30, 2002 and (ii) the Company being a debtor under Chapter 11 of the Bankruptcy Code.

A copy of the Forbearance and Consent Agreement is attached hereto as Exhibit
10.

Item 7. - Financial Statements and Exhibits
          ---------------------------------

 (c)      Exhibits

EX-10     Forbearance and Consent Agreement


                                         SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                   VISKASE COMPANIES, INC.
                                   -----------------------
                                   Registrant



                                   By:  /s/ Gordon S. Donovan
                                        ---------------------
                                        Gordon S. Donovan
                                        Vice President, Chief
                                        Financial Officer and
                                        Treasurer


June 28, 2002


Exhibit No.     Description of Exhibits                                  Page
-----------     ---------------------------------                        ----

EX-10           Forbearance and Consent Agreement                          3